UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2023

CONFLUENT, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40526	47-1824387
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 W. Evelyn Avenue
Mountain View, California		94041
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 439-3207

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	CFLT	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02 Results of Operations and Financial Condition.

On August 2, 2023, Confluent, Inc. (“Confluent”) issued a press release announcing its financial results for the quarter ended June 30, 2023. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02 of this Current Report on Form 8-K, including the accompanying Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by Confluent under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2023, Steffan Tomlinson, Confluent’s Chief Financial Officer, informed Confluent that he will be resigning from his current position, effective as of August 16, 2023, to pursue another opportunity. Rohan Sivaram, age 44, was appointed by Confluent’s board of directors on July 28, 2023 to succeed Mr. Tomlinson as Confluent’s new Chief Financial Officer, effective as of August 16, 2023. Mr. Tomlinson has agreed to remain as an advisor to Confluent from August 16, 2023 through September 1, 2023, to ensure an orderly transition and continuity of operations.

Prior to his appointment as Chief Financial Officer, Mr. Sivaram served as Confluent’s Senior Vice President, Finance, Strategy and Business Operations since July 2021. Prior to that, he served as Confluent’s Vice President, Finance, Strategy and Business Operations, from October 2020 to June 2021. Before joining Confluent, Mr. Sivaram held a variety of positions at Palo Alto Networks, Inc., a cybersecurity company, since joining the company in 2014, including most recently as Senior Vice President, Head of Finance from 2019 to 2020, and prior to that in progressive roles including as Vice President, Head of Finance, and Vice President, Corporate Finance and Treasury. Previously, Mr. Sivaram served in various roles at McKesson, Symantec (acquired by Broadcom), HSBC and Morgan Stanley. Mr. Sivaram holds a B.Com. from St. Xavier’s College and an M.B.A from the Kellogg School of Management at Northwestern University.

Confluent entered into a promotion letter agreement (the “Promotion Letter”) with Mr. Sivaram dated August 1, 2023 in connection with his appointment as Chief Financial Officer, which provides for, among other things, (i) an annual base salary of $410,000, (ii) an annual discretionary bonus with an initial target amount of $246,000 under the terms and conditions of Confluent’s Cash Incentive Bonus Plan, and (iii) a grant of restricted stock units (the “RSUs”) valued at $5,450,000 under Confluent’s 2021 Equity Incentive Plan. The shares underlying the RSUs will vest as follows: approximately 10% of the total shares will vest in two equal quarterly installments, beginning on November 20, 2023; approximately 28% of the total shares will vest in four equal quarterly installments beginning on May 20, 2024; and the remaining shares will vest in four equal quarterly installments beginning on May 20, 2025, in each case subject to continuous service through each applicable vesting date. Mr. Sivaram will participate in Confluent’s Executive Officer Change in Control/Severance Benefit Plan, as described in Confluent’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on April 18, 2023, and enter into Confluent’s standard form of indemnification agreement, a copy of which has been filed as Exhibit 10.9 to Confluent’s Registration Statement on Form S-1, filed with the SEC on June 1, 2021. Mr. Tomlinson will not receive any additional compensation for his services as an advisor, other than continued health benefit coverage.

The foregoing description of the Promotion Letter is qualified in its entirety by reference to the Promotion Letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Other than the Promotion Letter, there is no arrangement or understanding with any person pursuant to which Mr. Sivaram was appointed as Confluent’s Chief Financial Officer, and there are no family relationships between Mr. Sivaram and any director or executive officer of Confluent. Additionally, there are no transactions between Mr. Sivaram and Confluent that would be required to be reported under Item 404 of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On August 2, 2023, Confluent issued a press release announcing its Chief Financial Officer transition. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including the accompanying Exhibit 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by Confluent under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Promotion Letter between Confluent, Inc. and Rohan Sivaram, dated August 1, 2023.
99.1	Press Release dated August 2, 2023, entitled “Confluent Announces Second Quarter 2023 Financial Results.”
99.2	Press Release dated August 2, 2023, entitled “Confluent Announces CFO Transition.”
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Confluent, Inc.

Dated:	August 2, 2023	By:	/s/ Steffan Tomlinson
Steffan Tomlinson Chief Financial Officer